UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2025

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive	60606
Suite 1000	(Zip Code)
Chicago, Illinois
(Address of Principal Executive Offices)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this "Amendment") amends Form 8-K of Century Aluminum Company (the "Company") that was originally filed with the Securities and Exchange Commission on November 6, 2025 (the "Original Filing"). This Amendment is being filed solely to correct an inadvertent error in the submission of the Original Filing through EDGAR which referenced the incorrect Form 8-K Item Number (Item 2.01) in the EDGAR submission header. This Amendment is being filed through EDGAR to reference the correct Form 8-K Item Numbers (Items 2.02 and 9.01) in the EDGAR submission header. There are no changes to the Original Filing itself (which referenced the correct Item numbers) other than the date of this Amendment. Except as summarized above, this Amendment continues to speak as of the date of the Original Filing and does not reflect events occurring after the date of the Original Filing or modify or update the disclosures therein in any way.
Item 2.02.  Results of Operations and Financial Condition.
On November 6, 2025, Century Aluminum Company (the "Company") issued a press release announcing its results of operations for quarter ended September 30, 2025. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The Company will hold a follow-up conference call on Thursday, November 6, 2025, at 5:00 p.m. Eastern Time. The earnings call will be webcast live on the Company’s website, located at www.centuryaluminum.com. Anyone interested in listening to the live webcast should plan to begin the registration process for the webcast at least 10 minutes before the live call is scheduled to begin. A replay of the webcast and associated presentation materials will be archived and available for replay approximately two hours following the live call.
The information in this Current Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	November 21, 2025	By:	/s/ PETER TRPKOVSKI
			Name:	Peter Trpkovski
			Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)